UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2003


                            PALMETTO BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


South Carolina                    0-26016                    74-2235055
------------------------      -----------------       -----------------------
State or other juris-        Commission File Number   IRS Employer I.D. Number
diction of incorporation



301 Hillcrest Drive, Laurens, South Carolina                     29360
--------------------------------------------                     -----
Address of principal executive offices                         Zip Code


                                 (864) 984-4551
                                 --------------
                          Registrant's telephone number





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ITEM 9. REGULATION FD DISCLOSURE

The following is intended to be furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 10, 2003 Palmetto Bancshares, Inc. announced the results for the first quarter ended March 31, 2003.

For more information regarding this matter, see the press release attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99   Press release dated April 10, 2003



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



PALMETTO BANCSHARES, INC.


By:  /s/      L. Leon Patterson
     ---------------------------------
     L. Leon Patterson
     Chairman and Chief Executive Officer


     /s/      Paul W. Stringer
     ----------------------------------
     Paul W. Stringer
     President and Chief Operating Officer
     (Chief Accounting Officer)

Date:   April 17, 2003